CENTURY REALTY TRUST
                   320 N. Meridian Street - Suite 823
                      Indianapolis, Indiana 46204


March 26, 2001


TO OUR SHAREHOLDERS:

                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

     The annual meeting of shareholders of CENTURY REALTY TRUST, an Indiana business trust, will be held at the Indianapolis
Athletic Club, 5th Floor, 350 N. Meridian Street, Indianapolis,
Indiana, on Wednesday, May 2, 2001, at 10:30 A.M.

     (1)  To elect two trustees; and,

     (2) To act on such other business as may properly come before the meeting and all adjournments thereof.

     The Trustees have fixed the close of business on March 26, 2001, as the record date for determining shareholders entitled to notice of and to vote at the meeting.

                           By order of the Trustees,
                                         John W. Adams
                                                        Secretary


     Please fill in, date, sign and mail promptly, the accompanying proxy in the return envelope provided for that purpose, whether or not you plan to attend the meeting.



                            CENTURY REALTY TRUST
                     320 N. Meridian Street - Suite 823
                        Indianapolis, Indiana 46204

                               PROXY STATEMENT

     The enclosed proxy is solicited by the Board of Trustees of Century Realty Trust, an Indiana business trust (the Trust), the principal offices of which are located at 320 N. Meridian Street
- Suite 823, Indianapolis, Indiana 46204. This proxy statement and the enclosed proxy were mailed on March 26, 2001.

     The enclosed proxy is solicited for use at the annual meeting of shareholders to be held May 2, 2001.

     All shares represented by the enclosed proxy will be voted in accordance with the instructions given by the shareholders, but where no instruction is given, the shares will be voted in favor of the action recommended by the Board of Trustees and, in the absence of any recommendation, in accordance with the best judgment of the proxy holders. A shareholder executing and delivering the enclosed proxy may revoke it at any time before it is exercised by execution of another proxy or by attendance in person at the meeting.

     The entire cost of soliciting proxies will be borne by the Trust. In addition to the use of mails, proxies may be solicited by personal interview, telephone and telegram by trustees and officers of the Trust and their agents.


                               PURPOSE OF MEETING

     The purpose of the meeting is to elect two trustees and to act on such other business as may properly come before the meeting. The Board of Trustees is not aware of any other business which may come before the meeting. However, the enclosed proxy authorizes the proxy holders named therein to vote on all other matters that may properly come before the meeting, and it is the intention of the proxy holders to take such action in connection therewith as shall be in accordance with their best judgment.


                                    VOTING

     The close of business on March 26, 2001, has been fixed as the record date for determining which shareholders are entitled to notice of and to vote at the meeting. Any person who acquired title to a share after the record date shall upon written request to the shareholder of record be entitled to receive a proxy, with power of substitution, to vote that share. As of March 26, 2001, the Trust has 1,729,331 shares of beneficial interest outstanding. In order to constitute a quorum, one-third of the outstanding shares must be represented at the meeting, but, if a quorum should not be present, the meeting may adjourn from time to time.

     Each share is entitled to one vote with respect to every matter submitted to a vote at the meeting, including the election of trustees.

     On March 26, 2001, all Trustees, including the nominees for election, and officers of the Trust, as a group, owned 329,777 shares or 19.1% of the total outstanding shares. No person owned of record or beneficially more that 5% of the Trust's outstanding shares of beneficial interest except as set forth in the following table:

                       Name of          Amount and Nature of      Percent of
Title of Class     Beneficial Owner    Beneficial Ownership of       Class
________________________________________________________________________________

Shares of         John I. Bradshaw, Jr.        96,294(1)              5.6%
Beneficial        320 N. Meridian Street
Interest          Indianapolis, IN


Shares of         Murray R. Wise              117,650(2)              6.8%
Beneficial        2407 S. Neil Street
Interest          P.O. Box 3009
                  Champaign, IL 61826


Shares of         David C. Eades               87,500(3)              5.1%
Beneficial        1701 Broadmoor Drive
Interest          Champaign, IL 61821




(1) John I. Bradshaw, Jr., is sole owner of 43,935 shares and has voting and investment power with respect to 52,359 shares owned by trusts for his children and his sister.


(2) Murray R. Wise is sole owner of 98,883 shares and shares voting and investment power with respect to 1,000 shares owned by his spouse, 15,767 shares owned by the Westchester Profit Sharing Trust, 1,000 shares owned by the Westchester Foundation and 1,000 shares owned by Travinap Partnership.

(3) David C. Eades is sole owner of 66,700 shares and shares voting and investment power with respect to 6,000 shares owned by his spouse, 9,800 shares owned by the Eades Foundation and 5,000 shares owned by the Helen Virginia Eades Trust.


                              ELECTION OF TRUSTEES

     The Trust Indenture provides that the number of Trustees shall be fixed from time to time by a resolution passed by a majority of the Trustees, but shall not be less than five (5) nor more than nine (9). The number of Trustees is presently fixed at seven (7). At the most recent election of trustees, held at the annual meeting of shareholders on May 3, 2000, holders of 69.9% of the then outstanding shares were present at the meeting, in person or by proxy, and participated in the election.

     The percentage of shares which participated in the most recent election of each Trustee and the results of their elections, are set forth in the following schedule:

                     Percentage of
     Name of          Outstanding        Date of        Percentage of Votes
 Trustee Elected      Shares Voted       Election       For       Withheld
________________________________________________________________________________

Francis M. Hapak          61.3%       April 28, 1999    98.6%       1.4%
John A. Wallace           61.3%       April 28, 1999    98.4%       1.6%
John W. Adams             69.9%       May 3, 2000       96.5%       3.5%
John I. Bradshaw, Jr.     69.9%       May 3, 2000       98.9%       1.1%
John J. Dillon            69.9%       May 3, 2000       97.2%       2.8%
Marvin L. Hackman         69.9%       May 3, 2000       96.1%       3.9%
Murray R. Wise            69.9%       May 3, 2000       96.5%       3.5%


     Two trustees will be elected at the meeting, each for a term of three (3) years. They will serve until their successors are elected and qualified. Unless authority is withheld, the enclosed proxy will be voted in favor of electing as trustees:
John J, Dillon and Murray R. Wise. Both nominees are presently serving as trustees.

     In the event a nominee should become unavailable for election for any reason, which event is not expected to occur, the proxies will be voted for a substitute recommended by the Board of Trustees.



     The following table contains information with respect to the nominees:

                                                                  Shares of
                                                Period During     the Trust
                                                 Which He Has    Beneficially
                           Principal Occupation   Served as a     Owned as of
Name and Address      Age  for Past Five Years      Trustee     March 26, 2001
________________________________________________________________________________

 John J. Dillon (1)    41  Businessman           2000 to date    20,128(1.16%)
 Indianapolis, IN          Self employed
                            (since August, 2000)

                           Chief Administrative Officer
                           Analytical Surveys, Inc.
                            (Since July, 1997 to
                             August, 2000)
                           Digital Mapping

                           Sr. Vice President
                           MSE Corp. (January, 1997
                             to July, 1997)

                           Executive Director
                           Hoosier Lottery
                            (1993 to 1997)
                           Other Directorships:
                             Standard Management Corp.
                             Indianapolis Bond Bank

 Murray R. Wise (2)    52  Chairman and CEO       2000 to date  117,650 (6.80%)
 Champaign, IL             Westchester Group, Inc.
                           Agricultural Investments
                           Other Directorships:
                             None


(1) John J. Dillon is sole owner of 688 shares and shares voting and investment power with respect to 19,440 shares owned by the Dillon Family Limited Partnership in which he is a limited partner.

(2) Murray R. Wise is sole owner of 98,883 shares and shares voting and investment power with respect to 1,000 shares owned by his spouse, 15,767 shares owned by the Westchester Profit Sharing Trust, 1,000 shares owned by the Westchester Foundation and 1,000 shares owned by Travinap Partnership.



                           COMPENSATION OF TRUSTEES


     Each trustee, except the individual named in the "Summary Compensation Table", is paid $750 per quarter plus $300 for each meeting of the trustees attended by him. Members of the audit committee are each paid $300 for attendance at each meeting of the committee. In addition, Trustees are paid amounts, not in excess of $300 each day, for property inspections and special assignments. No additional compensation is paid to those trustees, other than John I. Bradshaw, Jr., who are also officers of the Trust. In 2000, under these arrangements, the Trust paid a total of $32,100 in trustee compensation to all trustees who, individually, were paid amounts ranging from $4,100 to $6,900.

     In 2000, following their election to the Board of Trustees, John J. Dillon, Marvin L. Hackman and Murray R. Wise were each granted options to purchase up to 5,000 shares of beneficial interest of the Trust. Except as set forth in the following schedules, no options, warrants, or rights of any kind were granted or exercised during 2000. No long term or deferred compensation arrangements have been awarded to any trustee, officer or employee of the Trust.


                          SUMMARY COMPENSATION TABLE

                                  Annual Compensation

                           _________________________________       Long-Term
                                                                  Compensation
                                                                 ______________
Name and                                                  Other      Awards
Principal                                                Compen-     ______
Position                Year    Salary($)    Bonus($)   sation($)   Options(#)
____________________    ____    _________    ________   ________    __________

John I. Bradshaw, Jr.   2000     99,000         -         2,307*         -
 President              1999     99,000         -         2,307*         -
 Chief Exec. Officer    1998     99,000         -         2,307*         -

*Compensation equivalent of club dues paid on behalf of named individual.


                       OPTION GRANTS IN LAST FISCAL YEAR
                                                                  Potential
                                                              Realizable Value
                                                              At Assumed Annual
                               Individual Grants               Rates of Stock
               ______________________________________________Price Appreciation
                             % of Total    Exercise           for Option Term
                 Options  Options Granted  Price per Expiration_______________
Name             Granted(#)In Fiscal Year   Share       Date     5%     10%
____________    __________ _________________________ ________ _______ ________

John J. Dillon    5,000         33%         $10.25    4/30/03 $8,278  $16,964
Marvin L. Hackman 5,000         33%         $10.25    4/30/03 $8,278  $16,964
Murray R. Wise    5,000         33%         $10.25    4/30/03 $8,278  $16,964

 The Options are exercisable at any time until the expiration date. Upon exercise, shares in treasury, to the extent available, will be issued.

 The exercise price per share represents the average of the bid and asked prices at the date of grant.


                     OPTIONS EXERCISED IN LAST FISCAL YEAR
                       AND FISCAL YEAR END OPTION VALUE
                                                                  Value of
                                                                Unexercised
                                               Unexercised      In-The-Money
                                            Options at Fiscal Options at Fiscal
                Shares Acquired    Value       Year End(#)        Year End*
Name             On Exercise(#)  Realized   (All Exercisable) (All Exercisable)
____            _______________  ________   _________________ _________________

John W. Adams          None        None          4,000             $ 2,240
John J. Dillon         None        None          5,000             $13,450
Marvin L. Hackman      None        None          5,000             $13,450
Murray R. Wise         None        None          5,000             $13,450

*Value based on $12.9375 per share, the closing price on December 31, 2000.


                   INFORMATION RELATIVE TO MEMBERS OF THE BOARD
                   OF TRUSTEES WHOSE TERMS HAVE NOT YET EXPIRED

                                              Period During    Shares of
                                               Which He Has    the Trust
                                               Served As A    Beneficially
                         Principal Occupation    Trustee      Owned as of
Name and Address    Age  For Past Five Years  (term expires) March 26, 2001
________________________________________________________________________________

John W. Adams       52   Vice President        1996 to date    2,100 (0.12%)
Indianapolis, IN         Browning                 (2003)
                               Investments, Inc.
                         Real Estate Develoment
                         Other Directorships:
                            Brightpoint, Inc.


John I.             70   President and CEO     1982 to date   96,294 (5.57%)
   Bradshaw, Jr.(1)      Century Realty Trust     (2003)
Indianapolis, IN         Other Directorships:
                            None


Marvin L. Hackman   67   Partner, Hackman      2000 to date      500 (0.03%)
Indianapolis, IN         Hulett & Cracraft LLP    (2003)
                         Attorneys at Law
                         Other Directorships:
                            None

Francis M. Hapak(2) 75   Real estate investor  1987 to date   76,605 (4.43%)
Indianapolis, IN         Self employed            (2002)
                         Other Directorships:
                            None

John A Wallace (3)  77   Real estate investor  1973 to date   16,500 (0.95%)
Indianapolis, IN         Self employed           (2002)
                         Other Directorships:
                            None


(1) John I. Bradshaw, Jr., is sole owner of 43,935 shares and has voting and investment power with respect to 52,359 shares owned by trusts for his children and his sister.

(2) Francis M. Hapak is the sole owner of 38,392 shares and shares voting and investment power with respect to 38,213 shares owned by Charlotte H. Hapak, his wife.

(3) John A. Wallace is the sole owner of 15,000 shares and shares voting and investment power with respect to 1,500 shares owned by Brenda L. Wallace, his wife.


                       OTHER MANAGEMENT INFORMATION

     The Board of Trustees held ten (10) scheduled meetings during 2000. Each of the Trustees attended 75% or more of those meetings.

     The Board of Trustees has a standing Audit Committee. Information regarding the functions performed by the committee, its membership, and the number of meetings held during 2000 is set fourth in the "Audit Committee Report" and the "Audit Committee Charter" included in this annual proxy statement. The Board of Trustees has not designated standing nominating or compensation committees.


                           AUDIT COMMITTEE REPORT

     The audit committee oversees the Trust's financial reporting process on behalf of the board of trustees. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls.
In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

     The committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Trust's accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards. In addition, the committee has discussed with the independent auditors the auditors' independence from management and the Trust including the matters in the written disclosures required by the Independence Standards Board.

     The committee discussed with the Trust's independent auditors the overall scope and plans for their audit. The committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Trust's internal controls, and the overall quality of the Trust's financial reporting. The committee held three meetings during 2000.

     In reliance on the reviews and discussions referred to above, the committee recommended to the board of trustees (and the board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission. The committee recommended, and the board approved, the selection of the Trust's independent auditors.

Francis M. Hapak, Audit Committee Chairman
John W. Adams, Audit Committee Member
Murray R. Wise, Audit Committee Member

March 6, 2001
                           AUDIT COMMITTEE CHARTER

Organization:

This charter governs the operations of the audit committee. The committee shall review and reassess the charter at least annually and obtain the approval of the board of trustees. The committee shall be appointed by the board of trustees and shall comprise at least three trustees, each of whom is independent of management and the Trust. Members of the committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Trust. All committee members shall be financially literate. (or shall become financially literate within a reasonable period of time after appointment to the committee,) and at least one member shall have accounting or related financial management expertise.

Statement of Policy:

The audit committee shall provide assistance to the board of trustees in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Trust's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the annual independent audit of the Trust's financial statements, and the legal compliance and ethics programs as established by management and the board. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors, and management of the Trust. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Trust and the power to retain outside counsel, or other experts for this purpose.

Responsibilities and Processes:

The primary responsibility of the audit committee is to oversee the Trust's financial reporting process on behalf of the board and report the results of their activities to the board. Management is responsible for preparing the Trust's financial statements, and the independent auditors are responsible for auditing those financial statements. The committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities
The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.

* The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the audit committee, as representatives of the Trust's shareholders. The committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The committee shall discuss with the auditors their independence from management and the Trust and the matters included in the written disclosures required by the Independence Standards Board. Annually, the committee shall review and recommend to the board the selection of the Trust's independent auditors.

* The committee shall discuss with the independent auditors the overall scope and plans for their audit including the adequacy of staffing and compensation. Also, the committee shall discuss with management and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Trust's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the committee shall meet with the independent auditors, with and without management present, to discuss the results of their examination.

* The committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Trust's Quarterly Report on Form 10-Q. Also, the committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purposes of this review.

* The committee shall review with management and the independent auditors the financial statements to be included in the Trust's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.


                                     AUDITORS

     The Board of Trustees appointed the firm of Ernst & Young LLP, as auditors for the Trust for the year ending December 31, 2000. This firm has previously audited the Trust's financial statements each year beginning with 1973. Fees for the latest annual audit were $44,950.

     The Board of Trustees approved all non-audit services before they were performed following specific consideration as to the possible effects of such services on the independence of the auditors. Fees for non-audit services, which included asisting in the preparation of federal and state income tax returns for the Trust and its subsidiaries, were $20,700.

     A representative of Ernst & Young is expected to be present at the annual meeting of shareholders, and will be available to respond to appropriate questions.


                           PROPOSALS OF SHAREHOLDERS

     Proposals by shareholders of Century Realty Trust which are intended to be presented at the 2002 annual meeting of shareholders must be received by the Secretary at the office of the Trust not later than December 31, 2001, for inclusion in the proxy statement for that meeting.


                                  ANNUAL REPORT

     The annual report for 2000, including audited financial statements for the year ended December 31, 2000, is included herewith as a separate enclosure, but is not incorporated herein by reference. A copy of the Annual Report to the Securities and Exchange Commission (Form 10K) for 2000 will be furnished free of charge to any shareholder upon written request to the Secretary at the office of the Trust.

                            BY ORDER OF THE TRUSTEES

                                               John W. Adams

                                                                Secretary
FORM OF PROXY (SIDE 1)

century
  realty             Proxy
    trust
      320 N. Meridian Street - Suite 823, Indianapolis, IN 46204

THIS PROXY IS SOLICITED ON BEHALF OF THE BOAD OF TRUSTEES
The undersigned hereby appoints John W. Adams, Francis M. Hapak and John A. Wallace, as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all the Shares of Beneficial Interest of Century Realty Trust held of record by the undersigned on March 26, 2001 at the meeting of shareholders to be held on May 2, 2001 or any adjournment thereof.

    l. ELECTION OF TRUSTEES

           John J. Dillon           ___FOR         ___VOTE WITHHELD

           Murray R. Wise           ___FOR         ___VOTE WITHHELD


    2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HERIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.
                 (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)


FORM OF PROXY (SIDE 2)

  RECEIPT OF THE PROXY STATEMENT DATED MARCH 26, 2001, IS HEREBY ACKNOWLEDGED

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by President or other authorized officer. If a partnership, please sign full partnership name by authorized person.

   THIS PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE VOTING THEREOF.


                                                              NUMBER OF SHARES

                                                               ________________




                              __________________________________________
DATED________________, 2001    Signature

PLEASE MARK, SIGN, DATE AND
RETURN THE PROXY CARD PROMPTLY__________________________________________
USING THE ENCLOSED ENVELOPE.   Signature of Joint Owner (if applicable)